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                                                                  EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this registration statement on Form S-4 of our report, dated January 22, 1997, on our audits of the consolidated financial statements of Progress Financial Corporation. We also consent to the reference to our firm under the caption "Experts."




/s/ Coopers & Lybrand L.L.P.


October 17, 1997